                                                                   EXHIBIT 10.27












                  THE GUIDANT EXCESS BENEFIT PLAN -- RETIREMENT

                   AMENDED AND RESTATED AS OF JANUARY 1, 2000

                  THE GUIDANT EXCESS BENEFIT PLAN -- RETIREMENT

                   AMENDED AND RESTATED AS OF JANUARY 1, 2000

                                TABLE OF CONTENTS

ARTICLE I  ESTABLISHMENT AND PURPOSE OF THE PLAN.......................................................1
         Section 1.1       Establishment of the Plan...................................................1
         Section 1.2       Purpose of the Plan.........................................................1

ARTICLE II  DEFINITIONS................................................................................1
         Section 2.1       Additional Earnings.........................................................1
         Section 2.2       Annuity Starting Date.......................................................2
         Section 2.3       Basic Survivor's Benefit....................................................2
         Section 2.4       Beneficiary.................................................................2
         Section 2.5       Benefit Freeze..............................................................2
         Section 2.6       Board of Directors..........................................................2
         Section 2.7       Code........................................................................2
         Section 2.8       Committee...................................................................2
         Section 2.9       Contingent Beneficiary......................................................2
         Section 2.10      Deferred Service Benefit....................................................3
         Section 2.11      Dependent Child.............................................................3
         Section 2.12      Earnings Increase Retirement Benefit........................................3
         Section 2.13      Earnings Increase Survivor's Benefit........................................3
         Section 2.14      Eligible Employee...........................................................3
         Section 2.15      Employer....................................................................4
         Section 2.16      Guidant.....................................................................4
         Section 2.17      Guidant ESSOP...............................................................4
         Section 2.18      Guidant Retirement Plan.....................................................4
         Section 2.19      Limitations.................................................................4
         Section 2.20      Plan........................................................................4
         Section 2.21      Replacement Retirement Benefit..............................................4
         Section 2.22      Replacement Survivor's Benefit..............................................5
         Section 2.23      Retirement Benefit..........................................................5
         Section 2.24      Retirement ESOP Account.....................................................5
         Section 2.25      Retirement ESOP Benefit.....................................................6
         Section 2.26      Retirement ESOP Survivor's Benefit..........................................6
         Section 2.27      Special Retirement Benefit..................................................6
         Section 2.28      Special Survivor's Benefit..................................................7
         Section 2.29      Spouse......................................................................7
         Section 2.30      Supplemental Retirement Benefit.............................................7


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
         Section 2.31      Supplemental Survivor's Benefit.............................................7

ARTICLE III SUPPLEMENTAL RETIREMENT BENEFIT............................................................7
         Section 3.1       Eligible Employees..........................................................7
         Section 3.2       Supplemental Retirement Benefit.............................................7
         Section 3.3       Supplemental Survivor's Benefit.............................................8

ARTICLE IV EARNINGS INCREASE RETIREMENT BENEFIT........................................................9
         Section 4.1       Eligible Employees..........................................................9
         Section 4.2       Earnings Increase Retirement Benefit........................................9
         Section 4.3       Earnings Increase Survivor's Benefit........................................9

ARTICLE V REPLACEMENT RETIREMENT BENEFIT..............................................................10
         Section 5.1       Eligible Employees.........................................................10
         Section 5.2       Replacement Retirement Benefit.............................................10
         Section 5.3       Replacement Survivor's Benefit.............................................11

ARTICLE VI SPECIAL RETIREMENT BENEFIT.................................................................11
         Section 6.1       Eligible Employees.........................................................11
         Section 6.2       Special Retirement Benefit.................................................11
         Section 6.3       Special Survivor's Benefit.................................................11

ARTICLE VII EFFECT OF LIMITATIONS.....................................................................12

ARTICLE VIII FORM OF PAYMENT..........................................................................12

ARTICLE IX NATURE OF INTEREST OF PARTICIPANT..........................................................12
         Section 9.1       Unsecured General Creditor.................................................12
         Section 9.2       Trust Fund.................................................................13
         Section 9.3       No Right to Transfer Interest..............................................13

ARTICLE X ADMINISTRATION..............................................................................13
         Section 10.1      Committee..................................................................13
         Section 10.2      Powers of the Committee....................................................13
         Section 10.3      Finality of Committee Determinations.......................................14

ARTICLE XI MISCELLANEOUS..............................................................................14
         Section 11.1      Amendment, Suspension, and Termination.....................................14
         Section 11.2      Board of Directors' Power to Delegate Authority............................14
         Section 11.3      Indemnification............................................................14
         Section 11.4      No Employment Rights.......................................................15
         Section 11.5      No Impact on Other Benefits................................................15



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


         Section 11.6      Incapacity of Recipient....................................................15
         Section 11.7      Data.......................................................................15
         Section 11.8      Misstatements..............................................................15
         Section 11.9      Taxes......................................................................16
         Section 11.10     Applicable Law.............................................................16
         Section 11.11     Usage of Terms and Headings................................................16

APPENDIX A EMPLOYEES ELIGIBLE FOR SUPPLEMENTAL RETIREMENT BENEFITS....................................18

APPENDIX B EMPLOYEES ELIGIBLE FOR EARNINGS INCREASE RETIREMENT BENEFITS...............................19

APPENDIX C EMPLOYEES ELIGIBLE FOR REPLACEMENT RETIREMENT BENEFITS.....................................20

APPENDIX D EMPLOYEES ELIGIBLE FOR, AND DESCRIPTION OF, SPECIAL RETIREMENT BENEFITS....................21













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                  THE GUIDANT EXCESS BENEFIT PLAN -- RETIREMENT
                  (AMENDED AND RESTATED AS OF JANUARY 1, 2000)

                                    ARTICLE I

                      ESTABLISHMENT AND PURPOSE OF THE PLAN

         Section 1.1 Establishment of the Plan. Guidant Corporation established the Plan, effective as of September 25, 1995, as an unfunded plan of deferred compensation for the benefit of a select group of management or highly compensated employees. The Plan is hereby amended and restated, in its entirety, effective as of January 1, 2000, except as otherwise expressly provided.

         Section 1.2 Purpose of the Plan. The purpose of the Plan is to provide supplemental retirement income to (a) any Eligible Employee whose benefit under the Guidant Retirement Plan is limited by the Limitations and (b) any other Eligible Employee who is entitled to receive an Earnings Increase Retirement Benefit, a Replacement Retirement Benefit, or a Special Retirement Benefit under the Plan. The Plan also provides supplemental survivor's income to certain beneficiaries of Eligible Employees who are entitled to benefits under this Plan.
                                   ARTICLE II

                                   DEFINITIONS


         The following words and phrases, as used in this Plan, have the following meanings:

         Section 2.1 Additional Earnings. The term "Additional Earnings" means the amount of bonuses deferred by an Eligible Employee under a nonqualified deferred compensation plan that, if not for that deferral and notwithstanding the application of Code section 401(a)(17), would have been included in earnings for purposes of calculating the Eligible Employee's benefits under



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the Guidant Retirement Plan. "Additional Earnings" shall not include any special termination or severance payment paid by an Employer.

         Section 2.2 Annuity Starting Date. The term "Annuity Starting Date" means the date as of which payment of an Eligible Employee's benefits under this Plan begins.

         Section 2.3 Basic Survivor's Benefit. The term "Basic Survivor's Benefit" means the benefit payable under the Guidant Retirement Plan, after the death of an Eligible Employee, to the Spouse, Dependent Child, or Contingent Beneficiary of the Eligible Employee.

         Section 2.4 Beneficiary. The term "Beneficiary" means the Spouse, Dependent Child, or Contingent Beneficiary who is eligible to receive a Basic Survivor's Benefit under the Guidant Retirement Plan after the death of an Eligible Employee.

         Section 2.5 Benefit Freeze. The term "Benefit Freeze" means the limitations on benefit accruals imposed by Section 17 of the Guidant Retirement Plan.

         Section 2.6 Board of Directors. The term "Board of Directors" means the Board of Directors of Guidant.

         Section 2.7 Code. The term "Code" means the Internal Revenue Code of 1986, as amended and interpretive regulations.

         Section 2.8 Committee. The term "Committee" means the Employee Benefits Committee designated pursuant to Section 10.1 to administer the Plan.

         Section 2.9 Contingent Beneficiary. The term "Contingent Beneficiary" means a Dependent Child of an Eligible Employee who has been named in accordance with Section 5 of the Guidant Retirement Plan to receive Retirement Benefit payments after the death of a retired Eligible Employee.


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         Section 2.10 Deferred Service Benefit. The term "Deferred Service
Benefit" means the vested retirement benefit payable to an Eligible Employee, in accordance with the terms of the Guidant Retirement Plan, after the Eligible Employee has terminated service with all Employers for reasons other than retirement or death.

         Section 2.11 Dependent Child. The term "Dependent Child" means (a) any unmarried natural or legally adopted child of an Eligible Employee or retired Eligible Employee, and (b) any unmarried stepchild of an Eligible Employee or retired Eligible Employee who, at the time of the Eligible Employee's or retired Eligible Employee's death, has not attained age 23, provided that, at the time of the Eligible Employee's or retired Eligible Employee's death, the child or stepchild either was residing in the Eligible Employee's or retired Eligible Employee's household or was receiving at least one-half of his support from the Eligible Employee or retired Eligible Employee.

         Section 2.12 Earnings Increase Retirement Benefit. The term "Earnings Increase Retirement Benefit" means a benefit that is payable to an Eligible Employee in accordance with Article IV of this Plan.

         Section 2.13 Earnings Increase Survivor's Benefit. The term "Earnings Increase Survivor's Benefit" means a benefit that is payable to a Beneficiary in accordance with Article IV of this Plan.

         Section 2.14 Eligible Employee. The term "Eligible Employee" means a member of a select group of management or highly compensated employees of an Employer who has been designated to receive a benefit pursuant to Article III, IV, V, or VI of this Plan.

         Section 2.15 Employer. The term "Employer" means Guidant and any other entity that has adopted the Guidant Retirement Plan.


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         Section 2.16 Guidant. The term "Guidant" means Guidant Corporation.

         Section 2.17 Guidant ESSOP. The term "Guidant ESSOP" means The Guidant Employee Savings and Stock Ownership Plan, a defined contribution retirement plan maintained by Guidant. Whenever a reference to a provision of the Guidant ESSOP is made in this Plan, it also shall include, to the extent required by the context, a reference to any successor to that provision.

         Section 2.18 Guidant Retirement Plan. The term "Guidant Retirement Plan" means The Guidant Retirement Plan, a defined benefit retirement plan maintained by Guidant. Whenever a reference to a provision of the Guidant Retirement Plan is made in this Plan, it also shall include, to the extent required by the context, a reference to any successor to that provision.

         Section 2.19 Limitations. The term "Limitations" means:

         (a) the limitation on compensation imposed by Code section 401(a)(17), as reflected in the applicable provisions of the Guidant Retirement Plan; and

         (b) the limitation on benefits imposed by Code section 415, as reflected in the applicable provisions of the Guidant Retirement Plan.

         Section 2.20 Plan. The term "Plan" means "The Guidant Excess Benefit Plan -- Retirement" as set forth in this instrument, as it may be amended from time to time.

         Section 2.21 Replacement Retirement Benefit. The term "Replacement Retirement Benefit" means a benefit that is payable to an Eligible Employee in accordance with Article V of this Plan.

         Section 2.22 Replacement Survivor's Benefit. The term "Replacement Survivor's Benefit" means a benefit that is payable to a Beneficiary in accordance with Article V of this Plan.



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         Section 2.23 Retirement Benefit. The term "Retirement Benefit" means the "Normal Retirement Benefit" or the "Early Retirement Benefit" (whichever is applicable) payable under the Guidant Retirement Plan to an Eligible Employee who retires in accordance with the terms of the Guidant Retirement Plan.

         Section 2.24 Retirement ESOP Account. The term "Retirement ESOP Account" means, as of the determination date, that portion of an Eligible Employee's account balance under the Guidant ESSOP that is attributable to contributions made pursuant to subsection 19.04(b) of the Guidant ESSOP and earnings on those contributions, increased by any withdrawals taken from that portion of the Eligible Employee's account before the determination date and any outstanding loan balance attributable to that portion of the Eligible Employee's account as of the determination date. The term "Retirement ESOP Account" also includes that portion of the Eligible Employee's balance, as of the determination date, under The Guidant Excess Benefit Plan--Savings that is attributable to contributions made pursuant to section 5.2 of that plan and earnings on those contributions, increased by any withdrawals taken from that portion of the Eligible Employee's account in that plan before the determination date. Except for purposes of Subsection 2.26(a) and the second sentence of Section D.2 in Appendix D, the determination date referred to in this Section is the Eligible Employee's Annuity Starting Date. For purposes of Subsection 2.26(a) and the second sentence of Section D.2 in Appendix D, the determination date is the date of the Eligible Employee's death.

         Section 2.25 Retirement ESOP Benefit. Effective as of the inception of this Plan, the term "Retirement ESOP Benefit" means an Eligible Employee's Retirement ESOP Account, expressed in and actuarially equivalent to the form in which the Eligible Employee elects to receive benefits under the Guidant Retirement Plan (or, if different, the form in which a Special Retirement Benefit is payable to the Eligible Employee under Appendix D). Actuarial equivalence shall be determined using the 1971 Group Annuity Mortality tables (with 85% male lives and 15% female lives) and an interest rate of 7%.

         Section 2.26 Retirement ESOP Survivor's Benefit. The term "Retirement ESOP Survivor's Benefit" means:

         (a) with respect to an Eligible Employee who dies before his or her Annuity Starting Date, the Eligible Employee's Retirement ESOP Account, expressed as a life annuity starting at the Eligible Employee's death or, if later, the Eligible Employee's earliest retirement date under the Guidant Retirement Plan, adjusted for early commencement in accordance with the applicable factors specified in the Guidant Retirement Plan, and then multiplied by 50%; or

         (b) with respect to an Eligible Employee who dies after his or her Annuity Starting Date, the Eligible Employee's Retirement ESOP Benefit multiplied by the applicable contingent annuity percentage, which is the percentage of the Eligible Employee's Retirement Benefit or Deferred Service Benefit that is payable to the Eligible Employee's Beneficiary after the Eligible Employee's death.

         Section 2.27 Special Retirement Benefit. The term "Special Retirement Benefit" means a benefit that is payable to an Eligible Employee in accordance with Article VI of this Plan.

         Section 2.28 Special Survivor's Benefit. The term "Special Survivor's Benefit" means a benefit that is payable to a Beneficiary in accordance with
Article VI of this Plan.


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         Section 2.29 Spouse. The term "Spouse" means a spouse as defined in
Section 2 of the Guidant Retirement Plan.

         Section 2.30 Supplemental Retirement Benefit. The term "Supplemental Retirement Benefit" means a benefit that is payable to an Eligible Employee in accordance with Article III of this Plan.

         Section 2.31 Supplemental Survivor's Benefit. The term "Supplemental Survivor's Benefit" means a benefit that is payable to a Beneficiary in accordance with Article III of this Plan.

                                  ARTICLE III
                        SUPPLEMENTAL RETIREMENT BENEFIT

         Section 3.1 Eligible Employees. Except as otherwise provided in this
Article III, an individual is eligible to receive a Supplemental Retirement Benefit if (a) the individual's Retirement Benefit or Deferred Service Benefit, determined without regard to the Limitations, would exceed his or her Retirement Benefit or Deferred Service Benefit determined after taking the Limitations into account; and (b) the individual is in the classification described in Appendix A to this Plan.

         Section 3.2 Supplemental Retirement Benefit. Upon the retirement or other termination of employment (other than by death) of an Eligible Employee who is in the classification described in Appendix A to this Plan, a Supplemental Retirement Benefit shall be payable to the Eligible Employee equal to the excess, if any, of (b) over (a), where (a) is the Eligible Employee's Retirement Benefit or Deferred Service Benefit, as applicable, and (b) is the Eligible Employee's hypothetical Retirement Benefit or Deferred Service Benefit, as applicable,



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determined by taking into account the Eligible Employee's Additional Earnings and without regard to the Limitations. Payment of the Supplemental Retirement Benefit shall begin when the Eligible Employee begins receiving his or her Retirement Benefit or Deferred Service Benefit. Under no circumstances will a Supplemental Retirement Benefit be payable to an Eligible Employee entitled to receive an Earnings Increase Retirement Benefit, a Replacement Retirement Benefit, or a Special Retirement Benefit.

         Section 3.3 Supplemental Survivor's Benefit. Upon the death of an Eligible Employee who is in the classification described in Appendix A, a Supplemental Survivor's Benefit shall be payable to the Eligible Employee's Beneficiary equal to the excess, if any, of (b) over (a), where (a) is the Beneficiary's Basic Survivor's Benefit, and (b) is the Beneficiary's hypothetical Basic Survivor's Benefit determined by taking into account the Eligible Employee's Additional Earnings and without regard to the Limitations. Payment of the Supplemental Survivor's Benefit shall begin when the Beneficiary begins receiving his or her Basic Survivor's Benefit. Under no circumstances will a Supplemental Survivor's Benefit be payable to a Beneficiary entitled to receive an Earnings Increase Survivor's Benefit, a Replacement Survivor's Benefit, or a Special Survivor's Benefit.




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                                   ARTICLE IV

                      EARNINGS INCREASE RETIREMENT BENEFIT

         Section 4.1 Eligible Employees. An individual is eligible to receive an Earnings Increase Retirement Benefit if (a) the individual is named in Appendix D to the Guidant Retirement Plan, and (b) the individual is named in Appendix B to this Plan.

         Section 4.2 Earnings Increase Retirement Benefit. Upon the retirement or other termination of employment (other than death) of an Eligible Employee listed in Appendix B to this Plan, an Earnings Increase Retirement Benefit shall be payable to the Eligible Employee equal to the excess, if any, of (b) over
(a), where (a) is the Eligible Employee's Retirement Benefit or Deferred Service Benefit, as applicable, and (b) is the Eligible Employee's hypothetical Retirement Benefit or Deferred Service Benefit, as applicable, determined by taking into account the Eligible Employee's Additional Earnings and without regard to the Limitations and as if the Eligible Employee was entitled to the additional benefits described in section 17.02 of the Guidant Retirement Plan. Payment of the Earnings Increase Retirement Benefit shall begin when the Eligible Employee begins receiving his or her Retirement Benefit or Deferred Service Benefit.

         Section 4.3 Earnings Increase Survivor's Benefit. Upon the death of an Eligible Employee named in Appendix B, an Earnings Increase Survivor's Benefit shall be payable to the Eligible Employee's Beneficiary equal to the excess, if any, of (b) over (a), where (a) is the Beneficiary's Basic Survivor's Benefit, and (b) is the Beneficiary's hypothetical Basic Survivor's Benefit determined by taking into account the Eligible Employee's Additional Earnings and without regard to the Limitations and as if the Eligible Employee was entitled to the additional benefits described in section 17.02 of the Guidant Retirement Plan. Payment of the Earnings Increase Survivor's Benefit shall begin when the Beneficiary begins receiving his or her Basic Survivor's Benefit.



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                                    ARTICLE V

                         REPLACEMENT RETIREMENT BENEFIT

         Section 5.1 Eligible Employees. An individual is eligible to receive a Replacement Retirement Benefit if the individual is named in Appendix C to this Plan.

         Section 5.2 Replacement Retirement Benefit. Upon the retirement or other termination of employment (other than death) of an Eligible Employee listed in Appendix C to this Plan, a Replacement Retirement Benefit shall be payable to the Eligible Employee equal to the excess, if any, of (b) over (a), where (a) is the sum of (1) the Eligible Employee's Retirement Benefit or Deferred Service Benefit, as applicable, and (2) the Eligible Employee's Retirement ESOP Benefit; and (b) is the Eligible Employee's hypothetical Retirement Benefit or Deferred Service Benefit, as applicable, determined by taking into account the Eligible Employee's Additional Earnings and all of the Eligible Employee's service (as defined in The Lilly Retirement Plan) with, and earnings (as defined in The Lilly Retirement Plan) received from, the Employer, Eli Lilly and Company ("Lilly") or any affiliate of Lilly, and without regard to the Limitations and the Benefit Freeze, and without proration for years of service less than 35 pursuant to subparagraph 4.01(a)(1) of the Guidant Retirement Plan. Payment of the Replacement Retirement Benefit shall begin when the Eligible Employee begins receiving his or her Retirement Benefit or Deferred Service Benefit.

         Section 5.3 Replacement Survivor's Benefit. Except as otherwise provided in Appendix D, upon the death of an Eligible Employee named in Appendix C, a Replacement Survivor's Benefit shall be payable to the Eligible Employee's Beneficiary equal to the excess, if any, of (b) over (a), where (a) is the sum of (1) the Beneficiary's Retirement ESOP Survivor's



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

Benefit and (2) the Beneficiary's Basic Survivor's Benefit, and (b) is the Beneficiary's hypothetical Basic Survivor's Benefit determined by taking into account the Eligible Employee's Additional Earnings and all of the Eligible Employee's service (as defined in The Lilly Retirement Plan) with, and earnings (as defined in The Lilly Retirement Plan) received from, the Employer, Eli Lilly and Company ("Lilly") or any affiliate of Lilly, and without regard to the Limitations and the Benefit Freeze and without proration for years of service less than 35 pursuant to subparagraph 4.01(a)(1) of the Guidant Retirement Plan. Payment of the Replacement Survivor's Benefit shall begin when the Beneficiary begins receiving his or her Basic Survivor's Benefit.

                                   ARTICLE VI

                           SPECIAL RETIREMENT BENEFIT

         Section 6.1 Eligible Employees. An individual is eligible to receive a Special Retirement Benefit if the individual is named in Appendix D to this Plan.

         Section 6.2 Special Retirement Benefit. The amount of an Eligible Employee's Special Retirement Benefit and the timing and form of payment of that benefit (if different from that provided in Articles V and VIII) shall be determined as set forth in Appendix D to this Plan.

         Section 6.3 Special Survivor's Benefit. If Appendix D to this Plan so provides, the Beneficiary of an Eligible Employee will be entitled to a Special Survivor's Benefit after the Eligible Employee's death. The amount of any Special Survivor's Benefit and the form of payment (if different from that provided in Articles V and VIII) shall be determined as set forth in Appendix D to this Plan.


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                                   ARTICLE VII

                              EFFECT OF LIMITATIONS

         To the extent that post-retirement indexing of the Code section 415 limits increases the amount that may be paid to an Eligible Employee (or to the Eligible Employee's Beneficiary) under the Guidant Retirement Plan, there shall be a corresponding decrease in the benefit payable under this Plan.

                                  ARTICLE VIII

                                 FORM OF PAYMENT

         Except as provided in Appendix D, any benefit payable under this Plan shall be payable to the Eligible Employee or Beneficiary, as applicable, in the same manner as the Retirement Benefit, Deferred Service Benefit, or Basic Survivor's Benefit, as applicable, payable to that individual from the Guidant Retirement Plan, and it shall be subject to the same actuarial adjustments that apply to the benefit payable to the Eligible Employee or Beneficiary from the Guidant Retirement Plan.
                                   ARTICLE IX

                        NATURE OF INTEREST OF PARTICIPANT

         Section 9.1 Unsecured General Creditor. The interests of Eligible Employees and Beneficiaries in the Plan shall be that of unsecured general creditors, with no secured or preferential right to any assets of Guidant or any Employer or any other party for payment of benefits under this Plan. Any property held by Guidant or any Employer for the purpose of generating the cash flow for benefit payments shall remain its general, unpledged, and unrestricted assets. Any Employer's obligation under the Plan shall be an unfunded and unsecured promise to pay benefits in the future.

         Section 9.2 Trust Fund. The applicable Employer shall be responsible for the payment of benefits provided under the Plan. At its discretion, the Employer may establish one or more trusts, with such trustees as the Board of Directors may approve, for the purpose of providing for the payment of Plan benefits. Any trustee so appointed shall be bonded in a manner satisfactory to the Employer. Whether or not such a trust is irrevocable, its assets shall at all times be subject to the claims of the Employer's general creditors in the event of the Employer's insolvency. To the extent any benefits provided under the Plan are paid from such a trust, the Employer shall have no further obligation to pay Plan benefits. Plan benefits not paid from the trust shall remain the obligation of the Employer.

         Section 9.3 No Right to Transfer Interest. Rights to benefits payable under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, or encumbrance.

                                    ARTICLE X

                                 ADMINISTRATION

         Section 10.1 Committee. This Plan shall be administered by The Guidant Employee Benefits Committee, the members of which shall be selected by the Board of Directors.

         Section 10.2 Powers of the Committee. The Committee's powers shall include, but shall not be limited to, the power to adopt rules consistent with the Plan; the power to decide all questions relating to the interpretation of the terms and provisions of the Plan; and the power to resolve all other questions arising under the Plan (including, without limitation, the power to remedy possible ambiguities, inconsistencies, or omissions by a general rule or particular decision). The Committee shall have discretionary authority to exercise each of the foregoing powers.



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         Section 10.3 Finality of Committee Determinations. Determinations by
the Committee and any interpretation, rule, or decision adopted by the Committee under the Plan or in carrying out or administering the Plan shall be final and binding for all purposes and upon all interested persons, their heirs, and their personal representatives.
                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.1 Amendment, Suspension, and Termination. The Board of Directors shall have the right to amend, suspend, or terminate the Plan at any time; provided, however, that no such amendment, suspension, or termination may reduce the benefits accrued under the Plan of an Eligible Employee or Beneficiary who began receiving payment of benefits under the Plan prior to the date of the amendment, suspension, or termination. The Committee shall also have the right to amend any provision of the Plan except Article X and this Article XI.

         Section 11.2 Board of Directors' Power to Delegate Authority. The Board of Directors may, in its discretion, delegate to any person or persons all or any part of the Board's authority and responsibility under the Plan, including without limitation the authority to amend the Plan.

         Section 11.3 Indemnification. Guidant shall indemnify any individual who is a director, officer, or employee of an Employer, or his or her heirs and legal representatives, against all liability and reasonable expense, including counsel fees, amounts paid in settlement, and amounts of judgments, fines, or penalties, incurred or imposed upon him or her in connection with any claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, in connection with his or her duties under the Plan, provided that such act or omission does not constitute gross negligence or willful misconduct.



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

         Section 11.4 No Employment Rights. No provisions of the Plan or any action taken by an Employer, the Board of Directors, or the Committee shall give any person any right to be retained in the employ of an Employer, and each Employer specifically reserves the right and power to dismiss or discharge any Eligible Employee.

         Section 11.5 No Impact on Other Benefits. Amounts accrued under this Plan shall not be included in an Eligible Employee's compensation for purposes of calculating benefits under any other plan, program, or arrangement sponsored by an Employer.

         Section 11.6 Incapacity of Recipient. If an Eligible Employee or Beneficiary entitled to a distribution under the Plan is living under guardianship or conservatorship, distributions payable under the terms of the Plan to the recipient shall be paid to the appointed guardian or conservator, and such payment shall be a complete discharge of any liability of all Employers.

         Section 11.7 Data. Each Eligible Employee and Beneficiary shall furnish the Employer with all proofs of dates of birth and death and proofs of continued existence necessary for the administration of the Plan, and no Employer shall be liable for the fulfillment of any obligations in any way dependent upon such information unless and until the same shall have been received by the Employer in form satisfactory to it.

         Section 11.8 Misstatements. If the age, sex, or any other relevant fact relating to any person is found to have been misstated, the benefit payable to an Eligible Employee or Beneficiary shall be the benefit that would have been provided on the basis of the correct information. Any excess payments due to misstatement shall be refunded to the Employer or withheld by it from any further amounts otherwise payable, and any underpayment shall be paid in full with the next payment due the Eligible Employee or beneficiary.

         Section 11.9 Taxes. To the extent required by law, amounts credited under the Plan shall be subject to federal social security and unemployment taxes during the year the services giving rise to such contributions were performed (or, if later, when the amounts are not subject to a substantial risk of forfeiture). Each Employer shall withhold from any distributions made pursuant to the Plan such amounts as may be required by federal, state or local law.

         Section 11.10 Applicable Law. The Plan shall be construed and administered under the laws of the State of Indiana, except to the extent that such laws are preempted by the Employee Retirement Income Security Act of 1974.

         Section 11.11 Usage of Terms and Headings. Words in the masculine gender shall include the feminine, and the singular shall include the plural, and vice versa, unless qualified by the context. Any headings are included for ease of reference only, and are not to be construed to alter the terms of the Plan.

         Guidant Corporation has caused this restated plan document for The Guidant Excess Benefit Plan - Retirement to be executed and adopted, effective January 1, 2000, as evidenced by the signature of its duly authorized officer.

                                         GUIDANT CORPORATION


                                         By:_________________________________


                                         Title:_______________________________


                                         Date:_______________________________

                                   APPENDIX A

             EMPLOYEES ELIGIBLE FOR SUPPLEMENTAL RETIREMENT BENEFITS

         To be eligible for Supplemental Retirement Benefits, an employee must be a regular employee employed in the United States (or a global service employee eligible to participate in The Guidant Employee Savings and Stock Ownership Plan) and employed in a classification of or equivalent to business unit vice president or higher.

                                   APPENDIX B

          EMPLOYEES ELIGIBLE FOR EARNINGS INCREASE RETIREMENT BENEFITS

                                    J.B. King

                                   APPENDIX C

             EMPLOYEES ELIGIBLE FOR REPLACEMENT RETIREMENT BENEFITS

                                 James Baumgardt

                                  Keith Brauer

                                 Ronald Dollens

                                    Jay Graf

                                  Mark Harrold

                                   Rodney Nash

                                  Thomas Noble

                                  Dale Sebring

                                   Paul Thayer

                                   APPENDIX D

                   EMPLOYEES ELIGIBLE FOR, AND DESCRIPTION OF,

                           SPECIAL RETIREMENT BENEFITS

         Section D.1 van Oostrom Special Retirement Benefit. Upon his retirement from the Employer, Richard van Oostrom shall be entitled to a Special Retirement Benefit under the Plan equal to the excess, if any, of (b) over (a), where (a) is his Retirement ESOP Benefit and (b) is the hypothetical Retirement Benefit that would have been payable to him if he had been a United States citizen during all of his employment with the Employer, Eli Lilly and Company ("Lilly"), and any affiliate of Lilly, and determined by taking into account his Additional Earnings and all of his service (as defined in The Lilly Retirement Plan) with, and earnings (as defined in The Lilly Retirement Plan) received from the Employer, Lilly and any affiliate of Lilly, without regard to the Limitations and the Benefit Freeze, and without proration for years of service less than 35 pursuant to subparagraph 4.01(a)(1) of the Guidant Retirement Plan. Notwithstanding the foregoing, van Oostrom's unpaid leave of absence that begins as of January 1, 2000 shall be treated as service for purposes of this Section, irrespective of the extent to which it would be service creditable under The Lilly Retirement Plan. The benefit due to van Oostrom under this Section shall be paid to him in a lump sum cash payment, calculated as of the first day of the month following van Oostrom's retirement from the Employer and using an interest rate of seven percent (7%) and the 1983 Group Annuity Mortality Table (weighted 100% male).

         Section D.2 van Oostrom Special Survivor's Benefit. If Richard van Oostrom dies before he retires from the Employer, his Beneficiary shall be entitled to a Special Survivor's Benefit under the Plan as described in this paragraph. The Special Survivor's Benefit shall be equal to the difference excess, if any, of (b) over (a), where (a) is the Beneficiary's Retirement ESOP Survivor's Benefit, and (b) is the hypothetical Basic Survivor's Benefit that would have been payable to the Beneficiary after van Oostrom's death if van Oostrom had been a United States citizen during all of his employment with the Employer, Eli Lilly and Company ("Lilly"), and any affiliate of Lilly, and determined by taking into account his Additional Earnings and all of his service (as defined in The Lilly Retirement Plan) with, and earnings (as defined in The Lilly Retirement Plan) from the Employer, Lilly and any affiliate of Lilly, without regard to the Limitations and the Benefit Freeze, and without proration for years of service less than 35 pursuant to subparagraph 4.01(a)(1) of the Guidant Retirement Plan. Payment of the Special Survivor's Benefit described in this paragraph shall be made in a lump sum cash payment calculated as of the first day of the month following van Oostrom's death, using the mortality and interest rate assumptions specified in Section
D.1 for the calculation of the lump sum Special Retirement Benefit payable to Richard van Oostrom.

         If van Oostrom dies after he retires from the Employer but before he is paid the lump sum payment due to him under Section D.1, then, if his Beneficiary is his Spouse, and his Spouse survives him, van Oostrom's Beneficiary will be entitled to receive, as a Special Survivor's Benefit, the lump sum payment that is owing to van Oostrom under Section D.1 as of the date of his death.

         Section D.3 Breeding Special Retirement Benefit. Upon his retirement from the Employer, David Breeding shall be entitled to receive, in lieu of the Replacement Retirement Benefit to which he would otherwise be entitled under
Article V, a Special Retirement Benefit under the Plan equal to the excess, if any, of (b) over (a), where (a) is the sum of (1) Breeding's

Retirement Benefit and (2) Breeding's Retirement ESOP Benefit; and (b) is Breeding's hypothetical Retirement Benefit determined (1) by taking into account Breeding's Additional Earnings and all of his service (as defined in The Lilly Retirement Plan) with, and earnings (as defined in The Lilly Retirement Plan) received from, the Employer, Eli Lilly and Company ("Lilly") and any affiliate of Lilly, (2) without regard to the Limitations and the Benefit Freeze, and, effective as of January 1,2000, without proration for years of service less than 35 pursuant to subparagraph 4.01(a)(1) of the Guidant Retirement Plan, and (3) as if Breeding's combined age and years of service (as defined in the Guidant Retirement Plan) totaled at least 90 as of the date of Breeding's retirement from the Employer.

         Section D.4 Breeding Special Survivor's Benefit. Upon the death of David Breeding, a Special Survivor's Benefit shall be payable to Breeding's Beneficiary in lieu of the Replacement Survivor's Benefit that would otherwise be payable to the Beneficiary under Article V. The Special Survivor's Benefit shall be equal to the excess, if any, of (b) over (a), where (a) is the sum of
(1) the Beneficiary's Basic Survivor's Benefit and (2) the Beneficiary's Retirement ESOP Survivor's Benefit; and (b) is the Beneficiary's hypothetical Basic Survivor's Benefit determined (1) by taking into account Breeding's Additional Earnings and all of his service (as defined in The Lilly Retirement
Plan) with, and earnings (as defined in The Lilly Retirement Plan) received from the Employer, Eli Lilly and Company ("Lilly") and any affiliate of Lilly), (2) without regard to the Limitations and the Benefit Freeze and, effective as of January 1,2000, without proration for years of service less than 35 pursuant to subparagraph 4.01(a)(1) of the Guidant Retirement Plan, and (3) as if Breeding's combined age and years of service (as defined in the Guidant Retirement Plan) totaled at least 90 as of the date of Breeding's retirement from the Employer.

         Section D.5 Yahner Special Retirement Benefit. Upon his termination of employment with the Employer, Joseph A. Yahner shall be entitled to receive, in lieu of the Replacement Retirement Benefit to which he would otherwise become entitled under Article V, a Special Retirement Benefit, which shall be determined as described in this Section.

         (a) Yahner's Special Retirement Benefit shall commence as of the first day of the month following Yahner's termination of employment with the Employer, and it shall be payable in monthly payments, ending with the payment due on the first day of the month in which Yahner dies.

         (b) Until the combined total of Yahner's age and his years of service (as defined in the Guidant Retirement Plan) equals 80, the amount of Yahner's Special Retirement Benefit under this Plan shall be $8,333.33 per month. Once the combined total of Yahner's age and his years of service (as defined in the Guidant Retirement Plan) equals 80, his Special Retirement Benefit under this Plan shall be reduced to the amount determined under the following paragraph
              (c).

         (c) Beginning as of the first day of the month after the combined total of Yahner's age and his years of service (as defined in the Guidant Retirement Plan) first reaches 80, the Special Retirement Benefit payable to him under this Plan for any month will be the excess, if any of $8,333.33 over the greater of (1) the monthly benefit that Yahner is receiving for that month under the Guidant Retirement Plan or (2) the benefit he would have been entitled to receive under the Guidant Retirement Plan for that month had he elected to commence receiving benefits under the Guidant Retirement Plan.

         Section D.6 Yahner Special Survivor's Benefit. Upon the death of Joseph
A. Yahner, his Beneficiary shall be entitled to a Special Survivor's Benefit under the Plan. Except as provided in the following sentence, the monthly amount of the Special Survivor's Benefit shall be equal to the excess of $8,333.33 over the monthly amount of the Basic Survivor Benefit that is payable to the Beneficiary under the Guidant Retirement Plan. If Yahner dies after his "annuity starting date" under the Guidant Retirement Plan, and he elected to receive his benefit under that plan in a single life annuity, the monthly amount of the Special Survivor's Benefit payable pursuant to the preceding sentence shall be reduced by the monthly amount that would have been payable to Yahner's Beneficiary under the Guidant Retirement Plan after Yahner's death had Yahner elected to receive his benefit under that plan in Form 2 (as defined in the Guidant Retirement Plan).

         Section D.7 Management Committee Special Survivor's Benefit. In lieu of the Replacement Survivor's Benefit that would otherwise be payable to him or her under Article V, the Beneficiary of each of the Eligible Employees specified in Subsection (a) below shall be entitled to the Special Survivor's Benefit specified in Subsection (b) below if (1) the Eligible Employee dies after his Annuity Starting Date and (2) the Eligible Employee elected to receive his Retirement Benefit or Deferred Service Benefit in Form 2 (as defined in the Guidant Retirement Plan).

         (a) The Eligible Employees referenced above are Keith Brauer, Ronald Dollens, Jay Graf, and Rodney Nash.

         (b)  The Special Survivor's Benefit payable to a Beneficiary under this
              Section is equal to the excess, if any, of (2) over (1), where (1) is the monthly benefit payable to the

              Eligible Employee immediately before his death under the combination of this Plan and the Guidant Retirement Plan, and (2) is the Beneficiary's Basic Survivor's Benefit.

         Section D.8 Baumgardt Special Retirement Benefit. Upon his retirement from the Employer, James Baumgardt shall be entitled to receive, in lieu of the Replacement Retirement Benefit that he would otherwise be entitled to receive under Article V, a Special Retirement Benefit under the Plan equal to the excess, if any, of (b) over (a), where (a) is the sum of (1) Baumgardt's Retirement Benefit and (2) Baumgardt's Retirement ESOP Benefit, and (b) is Baumgardt's hypothetical Retirement Benefit determined (1) by taking into account Baumgardt's Additional Earnings and all of his service (as defined in The Lilly Retirement Plan) with, and earnings (as defined in The Lilly Retirement Plan) received from, the Employer, Eli Lilly and Company ("Lilly") and any affiliate of Lilly, (2) without regard to the Limitations and the Benefit Freeze and without proration for years of service less than 35 pursuant to subparagraph 4.01(a)(1) of the Guidant Retirement Plan, and (3) as if Baumgardt's combined age and years of service (as defined in the Guidant Retirement Plan totaled 86.083 as of the date of Baumgardt's retirement form the Employer.

         Section D.9 Baumgardt's Special Survivor's Benefit. Provided that James Baumgardt elects to receive his Retirement Benefit in Form 2 (as defined in the Guidant Retirement Plan), then, upon his death, in lieu of the Replacement Survivor's Benefit that would otherwise be payable to her under Article V, Baumgardt's Beneficiary will be entitled to a Special Survivor's Benefit equal to the excess, if any, of (a) over (b), where (a) is the monthly benefit payable to

Baumgardt immediately before his death under the combination of the Plan and the Guidant Retirement Plan, and (2) is the Basic Survivor Benefit.

         Section D.10 Cornelius Special Retirement and Survivor's Benefits. Upon his Retirement from the Employer, James Cornelius shall be entitled to receive a Special Retirement Benefit under the Plan equal to (a) minus (b), where (a) is 52.5% of Cornelius' final average earnings (as defined in the Retirement Plan, but without regard to the Limitations) from the Employer, and (b) is the sum of
(1) Cornelius' estimated Social Security Benefit (defined and calculated in accordance with the terms of the Guidant Retirement Plan), (2) the agreed value of Cornelius' original retirement benefit under The Lilly Retirement Plan (which is $30,630.81 per month), (3) the agreed value of Cornelius' retirement stock option grant (which is $11,666.67 per month), and (4) Cornelius' Retirement ESOP Benefit. Upon the death of James Cornelius, his Beneficiary will be entitled to receive a Special Survivor's Benefit equal to the monthly benefit payable to Cornelius under the Plan immediately before his death.

         Section D.10 King Special Retirement and Survivor's Benefits. Upon his retirement, J.B. King will be entitled to receive, in addition to his Earnings Increase Retirement Benefit, a Special Retirement Benefit equal to $3,000 per month for his life. Upon King's death, his Beneficiary will be entitled to receive, in addition to her Earnings Increase Survivor's Benefit, a Special Survivor's Benefit equal to $3,000 per month for her life.